UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2022

ZENDESK, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

989 Market Street	San Francisco,	California	94103
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 418-7506
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZEN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02. Results of Operations and Financial Condition.

On July 28, 2022, Zendesk, Inc. (the “Company”) issued a press release announcing its results for the quarter ended June 30, 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory; Arrangements of Certain Officers.

On July 26, 2022, the Company and Alex Constantinople entered into a Transition and Separation Agreement and Release (the “Transition Agreement”), under which Ms. Constantinople will continue to serve in her role as Chief Marketing Officer of Zendesk through September 30, 2022 (or such earlier date as the company may determine), at which time Ms. Constantinople’s employment with the company will end. In consideration of the foregoing, and subject to execution of a release of claims at the end of employment, Ms. Constantinople will receive: (a) a lump sum cash payment equal to approximately $210,000 (six months of her current base salary), (b) immediate vesting of any then- unvested stock options and time-vesting restricted stock unit awards (excluding the award granted to her June 23, 2022) that are otherwise scheduled to vest on or before March 31, 2023, and (c) a prorated portion of her target bonus for the nine-month period of service during the fiscal year equal to approximately $189,000 (paid at such time as annual bonuses are payable). In addition, the Company has waived an obligation that Ms. Constantinople otherwise has to repay an amount equal to approximately $170,000, representing a portion of the signing bonus she received when she commenced employment with the company in 2021. By entering into this Transition Agreement, Ms. Constantinople ceases to be eligible to receive any payments or benefits under any other severance or equity acceleration plans of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release issued by Zendesk, Inc., dated July 28, 2022.
99.2    Transition and Separation Agreement and Release, dated as of July 26, 2022, between Zendesk, Inc. and Alex Constantinople.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zendesk, Inc.
(Registrant)

	By:	/s/ Shelagh Glaser
Chief Financial Officer
(Principal Financial Officer)
July 28, 2022